Lord Abbett                           Developing
                                 Growth Fund

                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JULY 31, 1996


                             PHOTO OF BEAKER


          A portfolio of small
          companies with big
          growth potential



                                     [LOGO]

[PHOTO of Robert S. Dow]


/s/ Robert S. Dow
-----------------------
ROBERT S. DOW
CHAIRMAN

AUGUST 12, 1996

We would like to thank all shareholders who voted their proxy ballots. We are pleased to announce that, on June 19, 1996, shareholders approved all the proposals recommended by your Board of Directors.


Report to Shareholders
For the Six Months Ended July 31, 1996

Lord Abbett Developing Growth Fund completed the first half of its fiscal year on July 31, 1996, with a net asset value of $12.04 versus $11.33 six months ago (the latter figure has been adjusted for the $.16 capital gains distribution paid on February 21, 1996). During the period, the Fund produced a total return (the percent change in net asset value assuming the reinvestment of all distributions) of 6.4%.

The first half of your Fund's fiscal year had two distinct parts: early in the period the equity markets rose sharply; by mid-June, however, the market corrected significantly. This kind of market correction can be discouraging to the inexperienced investor in small companies. Therefore, investors should remain focused on the key benefit of owning a diversified portfolio of small companies: enormous long-term growth potential. Our investment process, which cannot completely insulate investors from short-term volatility, utilizes extensive fundamental research and is designed to capture price appreciation by uncovering those companies with excellent long-term business prospects.

Your Fund's continued focus on niche and service-based companies enabled it to perform well during the first three months of the period. Indeed, the strong gains recorded from February to April helped to offset the effects of the market's mid-June correction. Diversification also helped to reduce the negative effects of market volatility: your portfolio currently includes over 120 companies covering 17 different industries.

Our outlook for the stock market and, in particular, small company stocks is broadly positive. We believe the economy will slow later in the year and in early 1997 to a sustainable growth rate of about 2 1/4%, with inflation remaining close to 3%. This environment would allow for a decline in long-term interest rates, which would act to calm the equity markets. As we mentioned in our last report, your Fund invests in smaller companies that target specific, faster growing markets and tend to be less vulnerable to a slowing economy. Additionally, there are two important factors that specifically benefit small companies: there are little or no credit pressures on these companies and the environment for productivity gains is good.

In selecting stocks for your Fund's portfolio, we continue to look for attractive companies with superior prospects for earnings growth that are reasonably priced. We are confident that our disciplined investment approach and our commitment to researching companies will enable us to uncover many rewarding investment opportunities.

We regret to inform you that Ronald P. Lynch, Chairman of your Fund, passed away on June 27, 1996. Mr. Lynch had been with the Firm since 1965. He will be sorely missed. The Board of Directors has elected Robert S. Dow as the new Chairman of your Fund.

We are pleased that Lord Abbett Developing Growth Fund is a part of your investment portfolio and thank you for the confidence and trust you have placed in us.

Performance Record

The Benefits of Long-Term Investing

For over 20 years, Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During this period, Developing Growth Fund shareholders realized returns well above inflation.

              Growth of a $100,000 Fund Investment: 2/1/76-7/31/96

 [The following table was represented as a line graph in the printed material.]

    Date           The Fund                 Inflation (Consumer Price Index)
    ----           --------                 --------------------------------

    1-31-76          96,260                       100,000
    1-31-77          94,814                       105,216
    1-31-78         109,167                       112,410
    1-31-79         164,846                       122,842
    1-31-80         207,782                       139,928
    1-31-81         262,571                       156,475
    1-31-82         273,640                       169,604
    1-31-83         400,337                       175,899
    1-31-84         426,964                       183,273
    1-31-85         409,877                       189,748
    1-31-86         421,386                       197,122
    1-31-87         464,425                       200,000
    1-31-88         405,744                       208,094
    1-31-89         448,816                       217,806
    1-31-90         447,121                       229,137
    1-31-91         512,647                       242,086
    1-31-92         725,542                       248,381
    1-31-93         708,807                       256,475
    1-31-94         825,093                       262,950
    1-31-95         802,453                       270,324
    1-31-96       1,205,459                       277,698
    7-31-96       1,282,271                       282,374



The Fund's results reflect the reduced sales charge of 3.75% applicable to Class A share investments of $100,000. For the Fund investment, both dividends and capital gains were reinvested.


Important Information

Average annual rates of total return at the Class A share maximum sales charge of 5.75% for the periods ended 6/30/96 were:

                              1 year:                 +27.30%
                              5 years:                +18.74%
                             10 years:                +11.06%

Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Results quoted herein represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The S&P 500 is an unmanaged index consisting of the common stocks of 500 companies widely followed by the investment community. Performance figures for the unmanaged S&P 500 do not reflect transaction costs or management fees. An investor cannot invest directly in an index, such as the S&P 500. The Fund issues additional classes of shares (Class B and C) with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's July 15, 1996 prospectus. If used as sales material after 9/30/96, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Fund in Focus

The Fund Versus the Benchmarks

As shown in the charts below, over the last 1-, 3- and 5-year periods ended 7/31/96, Lord Abbett Developing Growth Fund has consistently outperformed the Lipper Small Company Growth Fund Index (a benchmark consisting of the largest mutual funds within the small company growth category). Furthermore, over the long term, the Fund has outpaced large company stocks (as measured by the unmanaged S&P 500), which illustrates the importance of a long-term investment strategy. Historically, small companies have experienced wider swings in earnings and stock prices than large companies. While there is no assurance of the Fund's future performance or that this pattern will continue, historically, long-term investors in small company stock portfolios have been rewarded with strong returns.

Impressive Total Returns

 [The following table was represented as a bar graph in the printed material.]

                                Lipper Small Company
                   The Fund      Growth Fund Index         Unmanaged S&P 500
                   --------      -----------------         -----------------
     1 Year         11.1%               9.3%                     16.6%
     3 Years        22.4%              14.6%                     15.6%
     5 Years        16.1%              15.2%                     13.6%

Returns represent the percent change in value for Class A shares over the 1-, 3- and 5-year periods ended 7/31/96 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the maximum sales charge see Important Information on page 1.

Lord Abbett Developing Growth Fund: Focus on Small, Growing Companies

The Fund invests in companies that have passed through the initial, formative years and are in the "developing growth" phase. These companies have not yet matured, settling into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies can offer better opportunity for appreciation over the long term. The stock prices of these companies can fluctuate sharply, which is why owning an actively-managed portfolio, such as Lord Abbett Developing Growth Fund, makes sense for investors who want to participate in the aggressive growth potential of small companies with the benefits of diversification and experienced management. The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

Four Phases of Business Growth

1. Formative Phase
--------------------------------------------------------------------------------
Companies are in their infancy, a high-risk period.

2. Developing Growth Phase
--------------------------------------------------------------------------------
An evolving period, often characterized by a dramatic rate of growth; not without risk.

3. Established Growth Phase
--------------------------------------------------------------------------------
Competitive forces and regulations tend to slow companies' progress.

4. Maturity Phase
--------------------------------------------------------------------------------
Companies' growth patterns tend to resemble the Gross Domestic Product.

Statement of Net Assets July 31, 1996

                                                                                                            Number of   Market Value
                   Security                                                                                    Shares      (Note 1a)
====================================================================================================================================
INVESTMENTS IN COMMON STOCKS AND CONVERTIBLE DEBENTURES 99.16%
====================================================================================================================================
Business           General Binding Corp., Northbrook, IL-The leading vendor of office binding and
Equipment          laminating systems and related supplies                                                      70,000  $  1,452,500
and Supplies .59%
-----------------------------------------------------------------------------------------------------------------------=============
Business Services *Amerihost Properties, Inc., Des Plaines, IL-A hotel operations and development company
12.71%             that builds, buys and manages mid-market hotels                                             118,700       830,900

                  *ATC Communications Group, Dallas, TX-Provides inbound and outbound contract
                   telemarketing services to a variety of companies in various industries                      524,900     7,479,825

                  *Butler International Inc., Montvale, NJ-Provides skilled engineers and
                   technical personnel on a contract basis in various industries                               308,000     2,695,000

                   Computer Language Research, Inc., Carrollton, TX-Provides tax and accounting information software and services to accounting firms, banks, corporations and partnerships under
                   the trade name Fast Tax                                                                     120,000     1,215,000

                   Computer Task Group Inc., Buffalo, NY-Provides computer-related professional services
                   to commercial clients, including systems analysis, programming and design projects           60,000     1,687,500

                   G & K Services, Inc., Minneapolis, MN-A lessor of work garments and related textile
                   products                                                                                    145,000     3,896,875

                  *Interim Services, Fort Lauderdale, FL-Provides temporary personnel to the business and
                   health care industries                                                                       35,000     1,295,000

                   M/A/R/C Inc., Irving, TX-Offers market research, database marketing and counseling services for companies in the pharmaceutical, retailing, telecommunications and
                   financial services markets                                                                   90,000     1,800,000

                  *McGrath Rent Corp., San Leandro, CA-A lessor of relocatable modular offices and
                   electronic test equipment                                                                   275,000     6,325,000

                  *NFO Research Inc., Greenwich, CT-A leading provider of custom market research
                   services that uses a proprietary panel of consumer households                                61,875     1,407,656

                  *Rush Enterprises Inc., San Antonio, TX-Operates a regional network of truck centers offering the retail sale of "Peterbilt" and used heavy-duty trucks, after-market parts,
                   service and body-shop facilities                                                            120,000     1,485,000

                  *SPS Transaction Services Inc., Riverwoods, IL-A provider of transaction processing
                   services and credit card programs                                                            40,000       605,000

                  *Triad Systems Corp., Livermore, CA-Designs, develops, manufactures, markets and supports computer systems that serve the automotive parts after-market and retail
                   hardware dealers                                                                            160,000       666,250

                   Total                                                                                                  31,389,006
-----------------------------------------------------------------------------------------------------------------------=============
Capital Equipment *Advanced Energy Industries, Inc., Fort Collins, CO-A leading manufacturer of power
6.90%              conversion devices for systems used to manufacture semiconductors, data storage,
                   media and other products using thin film technology                                         124,000       728,500

                  *Applied Materials, Inc., Santa Clara, CA-A major semiconductor capital equipment
                   supplier                                                                                    312,000     7,449,000

                   Aseco Corp., Marlboro, MA-Designs, manufactures and markets test handlers used by
                   semiconductor manufacturers to automate the testing of integrated circuits                   48,300       470,925

                   Fluke Corp., Everett, WA-Designs and sells electronic test and measurement
                   instruments and systems                                                                      74,100     2,593,500

                  *LeCroy Corp., Chestnut Ridge, NY-Develops, manufactures and markets principally
                   high-performance digital oscilloscopes and related products                                 118,000     2,655,000

                  *Photon Dynamics Inc., Milpitas, CA-A leading worldwide supplier of test, inspection
                   and repair systems for the flat panel display industry                                      237,900     1,813,988

                  *Semitool Inc., Kalispell, MT-Designs, manufactures, markets and services equipment
                   used in the fabrication of semiconductors                                                    35,000       402,500

                  *Ultratech Stepper Inc., Santa Clara, CA-A manufacturer of photolithography equipment
                   that reduces the production cost of integrated circuits                                      55,000       935,000

                   Total                                                                                                  17,048,413
-----------------------------------------------------------------------------------------------------------------------=============
Communications    *IWERKS Entertainment Inc., Burbank, CA-A creator of interactive "virtual reality"
2.85%              systems and attractions                                                                     270,000     2,126,250

                  *Lancit Media Productions Ltd., New York, NY-Acquires, develops and produces movies and
                   television programs for children and family audiences                                       270,000     3,307,500

                  *Movie Gallery Inc., Dothan, AL-Owns, operates, franchises and licenses video
                   specialty stores                                                                             40,000       720,000

                  *West Coast Entertainment Corp., Philadelphia, PA-Owns, operates and franchises video
                   specialty stores                                                                             90,000       888,750

                   Total                                                                                                   7,042,500
-----------------------------------------------------------------------------------------------------------------------=============
Computer Software *ABR Information Services, Inc., Palm Harbor, FL-Provides healthcare benefits
and Services       administration information and compliance services                                           22,500     1,141,875
7.56%
                  *Alphanet Solutions, Inc., Cedar Knolls, NJ-Provides information technology
                   products, services and support                                                              178,000     1,602,000

Statement of Net Assets July 31, 1996

                                                                                                     Number of Shares   Market Value
                   Security                                                                       or Principal Amount      (Note 1a)
====================================================================================================================================
                   America Online, Inc., Vienna, VA-A leading independent provider of on-line
                   computer services to consumers                                                               33,000   $ 1,006,500

                  *Arbor Software Corp., Sunnyvale, CA-Develops and markets client-server software for
                   business planning, analysis and management reporting                                          2,200        83,600

                  *Brock International, Inc., Atlanta, GA-The leading provider of integrated sales
                   performance solutions, which provides a total business solution for customer management     110,000       742,500

                  *BTG Inc., Vienna, VA-An information technology company which provides systems
                   solutions                                                                                   195,000     2,510,625

                  *Cheyenne Software, Inc., Roslyn Heights, NY-Leading international developer of
                   software services for Local Area Networks                                                   130,000     2,307,500

                  *Computer Learning Centers, Inc., Fairfax, VA-Provides education and training for
                   computers and information technology                                                        150,000     3,712,500

                  *Comshare Inc., Ann Arbor, MI-Develops and markets computer software and services
                   designed to improve managerial productivity                                                  75,000     1,303,125

                  *Cybercash Inc., Reston, VA-Provides secure financial transaction services over the
                   Internet; the company provides payment services to consumers, merchants and banks             1,000        32,000

                  *GSE Systems, Inc., Columbia, MD-A designer, developer and supplier of high-fidelity,
                   real time simulation software and services                                                   31,000       341,000

                   INTERSOLV, Rockville, MD-A leading provider of open client/server software solutions available for object-oriented development, enterprise client/server
                   development, software configuration management and data warehousing                         181,000     1,651,625

                   Mentor Graphics, Wilsonville, OR-Designs, manufactures, markets and services
                   electronic design automation systems for use in the electrical engineering industry          60,000       750,000

                  *Synopsys, Inc., Mountain View, CA-A supplier of software for designers of integrated
                   circuits and electronic systems                                                              40,000     1,490,000

                   Total                                                                                                  18,674,850
-----------------------------------------------------------------------------------------------------------------------=============
Consumer Products *Advanced Lighting Technologies, Inc., Twinsburg, OH-Designs, markets and manufactures
5.83%              metal halide lighting products, including lamps, lamp components and lamp production
                   equipment                                                                                   110,000     1,540,000

                  *Blyth Industries, Inc., Greenwich, CT-The largest manufacturer and marketer of candles,
                   fragrance products and related accessories                                                   60,000     2,707,500

                  *CIDCO Inc., Moran Hill, CA-World's leading supplier of caller ID#-based subscriber
                   telephone equipment                                                                          59,000       929,250

                   Excel Industries Inc., Elkhart, IN-Manufactures and designs window systems for the
                   automobile, light truck/van, bus, heavy truck and recreational vehicle industries            30,000       461,250

                   Matthews International Corp., Pittsburgh, PA-A leading designer, manufacturer and
                   marketer of custom-made identification products                                             175,000     4,856,250

                   Northland Cranberries Class A, Wisconsin Rapids, WI-Grows cranberries through its properties in central and northern Wisconsin and Massachusetts; the company also
                   manufactures and markets a branded line of juice products                                    34,000       952,000

                  *Security First Network Bank, Atlanta, GA-An FDIC-insured financial institution that executes traditional banking services over the Internet; the company's software,
                   "Virtual Bank Manager", allows customers remote access to all aspects of their balance
                   sheets via the Internet                                                                     111,000     2,969,250

                   Total                                                                                                  14,415,500
-----------------------------------------------------------------------------------------------------------------------=============
Data Processing   *Ampex Corp., Redwood City, CA-A leading innovator in the fields of magnetic recording
Equipment and      image processing and high-performance digital storage                                       425,000     2,868,750
Components
3.94%             *EMC Corp., Hopkinton, MA-A supplier of high-performance storage devices and
                   related services                                                                            163,265     3,163,259

                  *HMT Technology Corporation, Fremont, CA-Supplies high-performance thin film disks for
                   high-end, high capacity hard disk drives                                                    191,000     2,674,000

                  *Summa Four Inc., Manchester, NH-A leading provider of open, programmable switching
                   platforms                                                                                    80,000     1,020,000

                   Total                                                                                                   9,726,009
-----------------------------------------------------------------------------------------------------------------------=============
Drugs/             Elan International Finance, Ltd. Zero Coupon Conv. Sub. Deb. due 2012, Athlone, Ireland-
Pharmaceuticals    A leader in drug delivery and reformulation technology                                       3,000M     1,931,718
 .78%
-----------------------------------------------------------------------------------------------------------------------=============
Electronic        *AdFlex Solutions, Inc., Chandler, AZ-Designs and manufactures flexible circuit-based
Components         interconnects which contain integrated circuits, connectors, stiffeners, resistors
11.38%             and/or capacitors and are used to facilitate the miniaturization of electronic products     160,000     1,560,000

                  *Altron Corp., Wilmington, MA-A manufacturer of electronic interconnect products
                   employing printed circuit technology                                                        169,500     2,669,625

                  *Chicago Miniature Lamp, Inc., Canton, MA-Manufactures and distributes a variety of
                   miniature lighting products                                                                  45,000     1,620,000

                   Computer Products, Inc., Boca Raton, FL-A manufacturer of power supplies and measurement
                   control systems for industrial equipment                                                    480,000     7,740,000

Statement of Net Assets July 31, 1996

                                                                                                            Number of   Market Value
                   Security                                                                                    Shares      (Note 1a)
====================================================================================================================================
                   Dallas Semiconductor Corporation, Dallas, TX-Develops, manufactures and markets
                   complementary metal oxide silicon integrated circuits and semiconductor-based subsystems     65,000  $  1,145,625

                  *ElectroStar, Inc., Logan, UT-Manufactures complex rigid printed circuit boards used in
                   sophisticated electronic equipment                                                           90,000       945,000

                  *Interpoint Corp., Redmond, WA-Designs and manufactures standard high density AC-DC
                   converters for use in aviation, medical and military markets                                 14,800       172,050

                  *Lattice Semiconductor, Hillsboro, OR-Designs, develops and markets high-speed
                   programmable logic devices (PLDs)                                                            40,000     1,035,000

                   Molex, Inc. Class A, Lisle, IL-Designs, manufactures and distributes electrical and
                   electronic devices                                                                          146,250     4,241,250

                  *Sierra Semiconductor Corporation, San Jose, CA-Supplies integrated circuits for the
                   PC and communications markets                                                                50,000       493,750

                   Technitrol Inc., Trevose, PA-A worldwide manufacturer of electronic components, electrical contacts and assemblies, thermostatic and clad-metal materials and
                   components and related items                                                                115,000     3,866,875

                  *Valence Technology Inc., San Jose, CA-A producer of rechargeable batteries based on
                   lithium and polymer technologies                                                            160,000       700,000

                  *Xetel Corp., Austin, TX-Provides design and prototype services, manufactures
                   surface mount assemblies and supplies turnkey solutions                                      97,500       548,438

                  *Zilog Inc., Campbell, CA-Develops, designs and manufactures application-specific standard products (ASSPs) for the data communications, intelligent peripheral
                   controllers and consumer product controllers markets                                         60,000     1,380,000

                   Total                                                                                                  28,117,613
-----------------------------------------------------------------------------------------------------------------------=============
Energy             Core Laboratories N.V., Amsterdam, The Netherlands-A provider of petroleum reservoir
8.14%              analysis and environmental testing                                                          134,000     1,892,750

                  *Dawson Geophysical Co., Midland, TX-A provider of seismic data services to oil and
                   gas drillers                                                                                120,000     1,155,000

                  *Digicon Inc., Houston, TX-Provides seismic data acquistion and processing services on a
                   worldwide basis to the petroleum industry                                                    20,000       230,000

                  *Falcon Drilling Inc., Houston, TX-Provides drilling and workover services for the
                   domestic and international oil and gas industry                                              50,000     1,037,500

                  *Global Industries Ltd., Lafayette, LA-Provides pipeline construction, derrick and diving
                   services to the offshore oil and gas industry                                                30,000       862,500

                  *Harken Energy Corp., Irving, TX-An oil and gas exploration and production company which
                   explores for and conducts production activities in the Four Corners area of the Southwest   230,000       546,250

                   Production Operators Corp., Houston, TX-A provider of contract natural gas handling and
                   enhanced oil recovery services; an oil and gas producer                                      55,000     1,718,750

                   Seitel Inc., Houston, TX-An operator of a seismic database and a provider of corollary
                   geophysical services to the petroleum industry                                              100,000     3,050,000

                  *Stone Energy Corp., Lafayette, LA-An independent oil and gas company; the company acquires and exploits oil and gas producing properties located primarily in the
                   Gulf Coast Basin                                                                            110,000     2,406,250

                  *TPC Corp., Houston, TX-A company engaged in the gathering, high-deliverability storage
                   and marketing of natural gas                                                                270,300     1,790,738

                  *Trico Marine Services Inc., Houma, LA-Provides a broad range of marine support services to companies in the oil and gas industry conducting offshore exploration, production and
                   construction operations                                                                       5,000       106,875

                  *Tuboscope Vetco International Corp., Houston, TX-Provides oilfield tubular coating and inspection services, oilfield solids control services and coiled tubing equipment to the
                   international petroleum industry                                                             70,000       735,000

                   Vintage Petroleum Inc., Tulsa, OK-Independent energy company engaged in the
                   exploitation and development of oil and gas properties                                      197,700     4,571,812

                   Total                                                                                                  20,103,425
-----------------------------------------------------------------------------------------------------------------------=============
Environmental      Met-Pro Corp., Harleysville, PA-A manufacturer of environmental treatment systems,
Services           specialty pumps and filtration equipment                                                    128,340     1,556,123
and Equipment .63%
-----------------------------------------------------------------------------------------------------------------------=============
Industrial and    *Dionex Corp., Sunnyvale, CA-A manufacturer of analytical instruments                         60,000     2,085,000
Capital Goods
12.36%            *Durakon Industries, Inc., Flint, MI-A leading manufacturer of pick-up truckbed liners       135,000     1,822,500

                  *Flow International Corp., Kent, WA-Designs, manufactures and sells ultra-high pressure
                   waterjets for cutting metallic and non-metallic materials                                   160,000     1,280,000

                   JLG Industries, Inc., McConnellsburg, PA-A leading manufacturer of self-propelled
                   aerial work platforms                                                                       695,800    12,872,300

                  *Orbital Sciences Corp., Dulles, VA-A space and information systems company that designs, manufactures, operates and markets a broad range of affordable space-
                   technology products and satellite-based services                                            130,000     2,161,250

Statement of Net Assets July 31, 1996

                                                                                                            Number of   Market Value
                   Security                                                                                    Shares      (Note 1a)
====================================================================================================================================

                   Park-Ohio Industries, Cleveland, OH-Manufactures plastic containers for food products
                   and industrial products for the airline, automotive, rail and trucking industries           280,000   $ 4,690,000

                  *Spacehab Inc., Arlington, VA-Develops and operates habitable modules for space-based
                   research and cargo services aboard the U.S. Space Shuttle system                            182,800     1,690,900

                  *Superior Services Inc., West Allis, WI-Provides solid waste collection, transfer, recycling and disposal to customers primarily in Wisconsin and parts of
                   Minnesota, Illinois and Michigan                                                             30,000       427,500

                  *Utilx Corporation, Kent, WA-Installs, replaces and renovates underground utilities
                   with "Flowmole", "Revalt", and "CableCure" services                                         250,000       859,375

                   Whittaker Corp., Los Angeles, CA-Developer of specialized electronics and aerospace technologies to create products for defense, telecommunications, aircraft and
                   industrial markets worldwide                                                                 98,000     1,408,750

                   X-Rite, Inc., Grandville, MI-A developer, manufacturer and marketer of instruments
                   for color measurement and control                                                            82,500     1,227,188

                   Total                                                                                                  30,524,763
-----------------------------------------------------------------------------------------------------------------------=============
Measurement and   *LTX Corp., Westwood, MA-Supplier of linear, digital, mixed-signal and discrete
Control Systems    semiconductor test equipment                                                                488,000     2,196,000
 .89%
-----------------------------------------------------------------------------------------------------------------------=============
Medical Services   Health Care Service Group, Inc., Huntingdon Valley, PA-Provides operational services to
4.09%              nursing home and retirement complexes                                                       285,000     2,671,875

                  *Horizon Mental Health Management Inc., Denton, TX-A manager of mental health
                   programs for general acute care hospitals in the U.S.                                       105,000     2,310,000

                  *TheraTx Inc., Atlanta, GA-Manages subacute rehabilitation and respiratory care programs and operates owned or leased inpatient facilities that provide a broad
                   range of subacute, specialty and long-term care services                                    300,000     5,137,500

                   Total                                                                                                  10,119,375
-----------------------------------------------------------------------------------------------------------------------=============
Medical/Health    *Arterial Vascular Engineer, Santa Rosa, CA-Designs, develops, manufactures and markets
Care 7.66%         a variety of stent systems and balloon angioplasty catheters for the treatment of
                   coronary artery disease                                                                      15,000       290,625

                  *ATS Medical Inc., Minneapolis, MN-Manufactures and markets a pyrolytic carbon
                   bileaflet mechanical heart valve                                                            140,000     1,172,500

                   Fresenius USA, Inc., Walnut Creek, CA-A leading manufacturer and distributor of
                   equipment and disposables for treatment of renal disease                                     40,000       785,000

                  *Haemonetics Corp., Braintree, MA-Major manufacturer of blood collection systems              25,000       481,250

                  *Healthsouth Corp., Birmingham, AL-A developer and operator of inpatient and outpatient
                   rehabilitation centers                                                                       30,000       911,250

                   Life Technologies, Inc., Gaithersburg, MD-A supplier of products for life science
                   research and biotechnology manufacturing                                                     90,000     2,812,500

                  *Maxxim Medical Inc., Sugarland, TX-Develops, manufactures and distributes physical
                   therapy equipment and disposable hospital products                                          124,700     2,135,487

                   Orthofix International N.V., New York, NY-International corporation which develops innovative products in the medical device market; a leading producer of external
                   fixation devices, limb lengthening and bone reconstruction equipment                        281,000     2,739,750

                  *Ostex International Inc., Seattle, WA-Develops products used in the diagnosis of osteoporosis, osteoarthritis and other skeletal diseases which are caused by the
                   breakdown of bone, cartilage and other connective tissue                                    165,000     1,361,250

                  *Physio-Control International Corporation, Redmond, WA-Designs, manufactures, markets and services an integrated line of non-invasive emergency cardiac defibrillator and vital sign assessment devices, disposable electrodes and data
                   management software                                                                          50,000       812,500

                  *Protocol Systems Inc., Beaverton, OR-Designs, manufactures and markets patient
                   monitoring instruments and systems                                                           80,000     1,390,000

                  *Research Medical Inc., Midvale, UT-Develops, manufactures and distributes a diversified line of healthcare products including specialized cardiovascular surgical supplies and
                   specialty pharmaceuticals                                                                    20,000       390,000

                  *Resound Corporation, Redwood City, CA-Designs, develops, manufactures and markets
                   hearing devices throughout the world for the hearing impaired                               105,000       971,250

                  *Thermedics Inc., Waltham, MA-Develops, manufactures and markets explosives and
                   drug-detection devices, product quality assurance systems and other biomedical products      65,000     1,690,000

                  *Vivra Inc., Burlingame, CA-Leading provider of end-stage renal dialysis treatment            33,750       982,969

                   Total                                                                                                  18,926,331
-----------------------------------------------------------------------------------------------------------------------=============
Miscellaneous     *Catellus Development Corp., San Francisco, CA-An owner, developer and manager of
2.53%              real estate assets                                                                          300,000     2,625,000

Statement of Net Assets July 31, 1996

                                                                                                     Number of Shares   Market Value
                   Security                                                                       or Principal Amount      (Note 1a)
====================================================================================================================================
                  *Pacific Graystone Corp., Los Angeles, CA-A regional builder of single family homes primarily targeted to first-time and move-up homebuyers in markets located
                   throughout Northern and Southern California                                                 100,000  $ 1,075,000

                   Patriot American Hospitality, Inc., Dallas, TX-Hotel real estate investment trust            90,000    2,553,750

                   Total                                                                                                  6,253,750
-----------------------------------------------------------------------------------------------------------------------=============
Retail            *CellStar Corp., Carrollton, TX-An integrated wholesale distributor and retailer
4.83%              of cellular telephones and related products                                                 350,000    2,756,250

                  *Designer Holdings Ltd., New York, NY-Develops, sources and markets designer sportswear lines for men, juniors, women and petites under the "Calvin Klein Jeans",
                   "CK/Calvin Klein Jeans" and "CK/Calvin Klein Jeans Khakis" labels                            50,400      926,100

                  *Insight Enterprises, Inc., Tempe, AZ-A direct marketer of microcomputers, peripherals
                   and software                                                                                 40,000      950,000

                  *Marisa Christina, Inc., New York, NY-Designs, manufactures, sources and markets
                   a broad line of high-quality better clothing for women and children                          80,000      810,000

                  *Norwood Promotional Products, Inc., San Antonio, TX-Supplies custom-imprinted
                   promotional products to distributors nationwide                                              40,000      810,000

                  *Pacific Sunwear of California Inc., Anaheim, CA-Operates a nationwide mall-based specialty retail chain of stores specializing in casual apparel, footwear and
                   related accessories catering to teenagers and young adults                                   89,000    1,691,000

                  *Quicksilver, Inc., Costa Mesa, CA-Designs, arranges, manufactures and distributes casualwear, snow-boardwear and swimwear for young men, boys and juniors under the
                   "Quiksilver" label, and juniors' swimwear and sportswear under the "Raisin Company"
                   label                                                                                        60,000    1,653,750

                  *Sirena Apparel Group, Inc., South El Monte, CA-Designs, manufactures and markets branded and private-label swimwear and resortwear for each principal segment of
                   the women's market                                                                          205,000      486,875

                   Tiffany & Co., New York, NY-Internationally renowned jeweler and specialty retailer          56,000    1,841,000

                   Total                                                                                                 11,924,975
-----------------------------------------------------------------------------------------------------------------------=============
Telecommuni-      *Boca Research, Inc., Boca Raton, FL-Designs, manufactures and markets board-level
cations and        enhancement products which expand the capabilities and performance of IBM and
Telephone 5.49%    IBM-compatible PCs                                                                          180,000    2,745,000

                  *FORE Systems, Inc., Warrendale, PA-A leader in the design, development, manufacture and sale of high-performance networking products based on asynchronous transfer mode
                   ("ATM") technology                                                                           14,000      383,250

                  *Plantronics, Inc., Santa Cruz, CA-Leading supplier of communication headset products
                   and services to users and providers worldwide                                               202,000    7,575,000

                  *Precision Systems, Inc., St. Petersburg, FL-Develops, sells and supports network-based
                   software for the telecommunications industry used to create carrier differentiation          10,000       66,250

                  *Premiere Technologies, Inc., Atlanta, GA-Provides information and telecommunications
                   services to a wide range of users                                                            15,000      330,000

                  *Tel-Save Holdings, Inc., New Hope, PA-A nationwide provider of telecommunications
                   services to more than 215,000 small- and medium-sized businesses in the U.S.                 67,500    1,620,000

                  *TranSwitch Corporation, Shelton, CT-Designs, develops, markets and supports integrated digital and mixed-signal semiconductor solutions for the telecommunications and data
                   communications markets                                                                       60,000      480,000

                  *Voice Control Systems, Inc., Dallas, TX-Researches, develops and commercializes speech
                   recognition and related technologies                                                         45,000      365,625

                   Total                                                                                                 13,565,125
                   ----------------------------------------------------------------------------------------------------=============
                   Total Investments in Common Stocks and Convertible Debentures (Cost $186,386,294)                    244,967,976
====================================================================================================================================
OTHER ASSETS, LESS LIABILITIES .84%
====================================================================================================================================
Corporate         American Express Credit Corp. 5.30% due 8/2/1996                                                250M      250,000
Obligations,
at Cost           General Electric Capital Corp. 5.20% due 8/11/1996                                            2,650M    2,650,000

                  General Electric Capital Corp. 5.35% due 8/15/1996                                            4,300M    4,300,000

                  Total Corporate Obligations                                                                             7,200,000
------------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities                                                                                 (5,113,287)
                  ------------------------------------------------------------------------------------------------------------------
                  Total Other Assets, Less Liabilities                                                                    2,086,713
====================================================================================================================================
Net Assets        (equivalent to $12.04 a share on 20,493,609 shares of $.001 par value capital stock
100.00%           outstanding; authorized, 75,000,000 shares)                                                          $247,054,689
                  ==================================================================================================================
                  *Non-income producing.
                   See Notes to Financial Statements.

Portfolio Changes

Issues added to or
eliminated from the
portfolio (exclusive
of short-term invest-
ments) during the
six months ended
July 31, 1996

Additions+   ADFlex Solutions, Inc.
             Advanced Lighting Technologies, Inc.
             Alphanet Solutions, Inc.
             Amerihost Properties, Inc.
             Arterial Vascular Engineer
             ATS Medical Inc.
             Boca Research, Inc.
             Butler International Inc.
             BTG Inc.
             Cadmus Communications Corp.
             Cheyenne Software, Inc.
             Computer Task Group Inc.
             Comshare Inc.
             Cybercash Inc.
             Dallas Semiconductor Corporation
             Designer Holdings Ltd.
             Digicon Inc.
             ElectroStar, Inc.
             Excel Industries Inc.
             Falcon Drilling Inc.
             Flow International Corp.
             Fluke Corp.
             Geoscience Corporation
             Global Industries Ltd.
             Harken Energy Corp.
             HMT Technology Corporation
             Interim Services
             Interpoint Corp.
             IWERKS Entertainment Inc.
             Lattice Semiconductor
             M/A/R/C Inc.
             Mentor Graphics
             Movie Gallery Inc.
             Nimbus CD International, Inc.
             Northland Cranberries Class A
             Ostex International Inc.
             Pacific Graystone Corp.
             Pacific Sunwear of California Inc.
             Park-Ohio Industries
             Pia Merchandising Services
             Precision Systems, Inc.
             Premiere Technologies, Inc.
             Pronet, Inc.
             Protocol Systems Inc.
             Quicksilver, Inc.
             Research Medical Inc.
             Resound Corporation
             Rush Enterprises Inc.
             Security First Network Bank
             Stone Energy Corp.
             Superior Services Inc.
             Telxon Corp.
             TranSwitch Corporation
             Triad Systems Corp.
             Trico Marine Services Inc.
             Tuboscope Vetco International Corp.
             Utilx Corporation
             Voice Control Systems, Inc.
             West Coast Entertainment Corp.
             Xetel Corp.
             Zilog Inc.

--------------------------------------------------------------------------------
Eliminations+ A+ Network, Inc.
              ABC Rail Products Corp.
              APAC TeleServices, Inc.
              Arrow International, Inc.
              Authentic Fitness Corp.
              Bay Networks, Inc.
              Cadmus Communications Corp.
              Fritz Company, Inc.
              FTP Software, Inc.
              Geoscience Corporation
              Grancare, Inc.
              Informix Corp.
              MacFrugal's Bargains Close-Outs, Inc.
              Macromedia, Inc.
              Maxim Integrated Products, Inc.
              MediSense, Inc.
              Molex, Inc.
              Nellcor Puritan Bennett, Inc.
              Nimbus CD International, Inc.
              Nuevo Energy Co.
              Pia Merchandising Services
              Pronet, Inc.
              Pyxis Corp.
              Safety-Kleen Corp.
              St. Jude Medical, Inc.
              Scholastic Corp.
              Sofamor Danek Group, Inc.
              Tejas Gas Corp.
              Telxon Corp.
              Xilinx, Inc.

+ Includes securities previously classified in the Investment Portfolio under "Other".


Statement of Operations For the Six Months Ended July 31, 1996

Investment Income
==============================================================================================================
Income          Interest                                                           $   163,918
                -----------------------------------------------------------------  ------------  -------------
                Dividends                                                              425,545
                -----------------------------------------------------------------  ------------  -------------
                Total income                                                                      $   589,463
---------------------------------------------------------------------------------  ------------  -------------
Expenses        Management fee (Note 5)                                                746,552
                -----------------------------------------------------------------  ------------  -------------
                12b-1 distribution plan (Note 3)                                       322,267
                -----------------------------------------------------------------  ------------  -------------
                Shareholder servicing                                                  138,000
                -----------------------------------------------------------------  ------------  -------------
                Reports to shareholders                                                 60,000
                -----------------------------------------------------------------  ------------  -------------
                Directors' fees                                                         49,000
                -----------------------------------------------------------------  ------------  -------------
                Registration                                                            30,000
                -----------------------------------------------------------------  ------------  -------------
                Audit                                                                   24,000
                -----------------------------------------------------------------  ------------  -------------
                Other                                                                   22,201
                -----------------------------------------------------------------  ------------  -------------
                Total expenses                                                                      1,392,020
                -----------------------------------------------------------------  ------------  -------------
                Net investment loss                                                                  (802,557)
                -----------------------------------------------------------------  ------------  -------------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
==============================================================================================================
Realized gain from securities transactions (excluding short-term securities)
                -----------------------------------------------------------------  ------------  -------------
                Proceeds from sales                                                 67,869,899
                -----------------------------------------------------------------  ------------  -------------
                Cost of securities sold                                             30,544,188
                -----------------------------------------------------------------  ------------  -------------
                Net realized gain                                                   37,325,711
---------------------------------------------------------------------------------  ------------  -------------
Unrealized appreciation (depreciation) of investments
                -----------------------------------------------------------------  ------------  -------------
                Beginning of period                                                 86,551,707
                -----------------------------------------------------------------  ------------  -------------
                End of period                                                       58,581,682
                -----------------------------------------------------------------  ------------  -------------
                Net unrealized depreciation                                       (27,970,025)
                -----------------------------------------------------------------  ------------  -------------
                Net realized and unrealized gain on investments                                     9,355,686
                -----------------------------------------------------------------  ------------  -------------
Net Increase in Net Assets Resulting from Operations                                              $ 8,553,129
==============================================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                          Six Months    Year Ended
                                                                                      Ended July 31,   January 31,
Increase (Decrease) in Net Assets                                                               1996          1996
=====================================================================================  =============  ============
Operations  Net investment loss                                                        $    (802,557) $   (879,659)
-------------------------------------------------------------------------------------  -------------  ------------
            Net realized gain from securities transactions                                37,325,711    40,442,030
-------------------------------------------------------------------------------------  -------------  ------------
            Net unrealized (depreciation) appreciation of investments                    (27,970,025)   23,770,135
-------------------------------------------------------------------------------------  -------------  ------------
            Net increase in net assets resulting from operations                           8,553,129    63,332,506
-------------------------------------------------------------------------------------  -------------  ------------
Distributions to shareholders from net realized gain from securities transactions         (2,778,353)  (39,371,296)
-------------------------------------------------------------------------------------  -------------  ------------
Capital share transactions
-------------------------------------------------------------------------------------  -------------  ------------
            Net proceeds from sales of 4,687,074 and 3,597,429 shares, respectively       61,836,144    46,602,110
-------------------------------------------------------------------------------------  -------------  ------------
            Net asset value of 223,658 and 3,264,100 shares, respectively, issued to
            shareholders in reinvestment of realized gain from securities transactions     2,661,528    37,420,047
-------------------------------------------------------------------------------------  -------------  ------------
            Total                                                                         64,497,672    84,022,157
-------------------------------------------------------------------------------------  -------------  ------------
            Cost of 1,611,192 and 2,978,218 shares reacquired, respectively              (20,819,712)  (37,960,819)
-------------------------------------------------------------------------------------  -------------  ------------
            Increase in net assets derived from capital share transactions
            (net increase of 3,299,540 and 3,883,311 shares, respectively)                43,677,960    46,061,338
-------------------------------------------------------------------------------------  -------------  ------------
Increase in net assets                                                                    49,452,736    70,022,548
-------------------------------------------------------------------------------------  -------------  ------------
Net Assets
=====================================================================================  =============  ============
            Beginning of period                                                          197,601,953   127,579,405
-------------------------------------------------------------------------------------  -------------  ------------
            End of period (including overdistributed net investment income of
            $2,300,341 and $1,497,784, respectively)                                    $247,054,689  $197,601,953
=====================================================================================  =============  ============

See Notes to Financial Statements.


Financial Highlights

                                                     Six Months
                                                          Ended
                                                       July 31,                                     Year Ended January 31,
 Per Share Operating Performance:                          1996        1996        1995         1994       1993       1992
====================================================   ========    =======================================================
 Net asset value, beginning of period                  $  11.49    $   9.58    $  10.65     $  10.11   $  10.86   $   7.98
----------------------------------------------------   --------    --------    --------     --------   --------   --------
         Income from investment operations
                 -----------------------------------   --------    --------    --------     --------   --------   --------
                 Net investment income (loss)              (.02)+      (.02)       (.04)        (.05)      (.02)       .02
                 -----------------------------------   --------    --------    --------     --------   --------   --------
                 Net realized and unrealized gain
                 (loss) on investments                      .73       4.795      (.2225)        1.62       (.24)      3.28
                 -----------------------------------   --------    --------    --------     --------   --------   --------
                 Total from investment operations           .71       4.775      (.2625)        1.57       (.26)      3.30
         -------------------------------------------   ========    ========    ========     ========   ========   ========
         Distributions
                 Dividends from net investment income      --          --          --           --         (.02)      (.02)
                 -----------------------------------   --------    --------    --------     --------   --------   --------
                 Distributions from net realized gain      (.16)     (2.865)     (.8075)       (1.03)      (.47)      (.40)
----------------------------------------------------   --------    --------    --------     --------   --------   --------
 Net asset value, end of period                        $  12.04    $  11.49    $   9.58     $  10.65   $  10.11   $  10.86
----------------------------------------------------   ========    ========    ========     ========   ========   ========
 Total Return*                                             6.37%+     50.22%      (2.74)%      16.41%     (2.31)%    41.53%
====================================================   ========    ========    ========     ========   ========   ========
 Ratios/Supplemental Data:
                 Net assets, end of period (000)       $247,055    $197,602    $127,579     $143,693   $151,068   $156,932
                 -----------------------------------   --------    --------    --------     --------   --------   --------
         Ratios to Average Net Assets:
         ===========================================   ========    ========    ========     ========   ========   ========
                 Expenses                                   .57%+      1.03%       1.31%        1.34%      1.31%      1.14%
                 -----------------------------------   --------    --------    --------     --------   --------   --------
                 Net investment income  (loss)             (.33)%+     (.52)%      (.38)%       (.51)%     (.25)%      .26%
                 -----------------------------------   --------    --------    --------     --------   --------   --------
         Portfolio turnover rate                          28.50%      50.12%      17.57%       16.29%     17.22%     12.62%
====================================================   ========    ========    ========     ========   ========   ========

* Total return does not consider the effects of sales loads.
+ Not annualized.
  See Notes to Financial Statements.

Copyright (C) 1996 by Lord Abbett Developing Growth Fund, Inc.,
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Notes to Financial Statements

1. Significant Accounting Policies The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles. (a) Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors; such procedures require the use of estimates. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. (d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares. (e) Certain amounts of the components of net assets in prior periods have been reclassified to conform the presentation of such components to that reported in the current period. (f) On June 19, 1996, the Fund's shareholders approved the issuance of both Class B and Class C shares. There was no impact on the net asset value of the Fund's previously issued shares, which will now be designated as Class A shares.

2. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $109,292,055 and $67,869,899, respectively. Security gains and losses are computed on the identified cost basis. As of July 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $58,581,682, of which $80,653,815 related to appreciated securities and $22,072,133 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at July 31, 1996 was substantially the same as the cost for financial reporting purposes.

3. Management Fee and Other Transactions with Affiliates Lord, Abbett & Co. received a management fee of $746,552 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. Such fee is based on average daily net assets for each month at the annual rate of 3/4 of 1% of the Company's first $100 million of average daily net assets and 1/2 of 1% of such assets over $100 million. Lord, Abbett & Co. received $200,980 representing payment of commissions on sales of capital stock of the Company, after deducting $1,493,458 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord, Abbett & Co. The Company has a Rule 12b-1 Plan providing for payment to dealers of (a) .15% of the average daily net asset value of the Company's shares sold prior to June 1, 1990 and .25% of the average daily net asset value of such shares sold on or after June 1, 1990 and (b) a one-time 1% distribution fee, at the time of sale, on shares sold at net asset value of $1 million or more.

4. Distributions Taxable net realized gain from securities transactions, if any, is declared in December and February, and distributed to shareholders in December of the current year or in March of the succeeding year. Accumulated net realized gain at July 31, 1996 for financial reporting purposes, which is substantially the same as for federal income tax purposes, aggregated $37,057,128.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and gain amounts under generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expense or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate char-acterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value of the Fund.

5. Capital Paid In At July 31, 1996, capital paid in aggregated $153,716,220.

6. Directors' Remuneration The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $1,774 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of July 31, 1996, the aggregate amount in Directors' accounts maintained under the plan was $238,111. Retirement costs accrued during the period amounted to $990.

--------------------------------------------------------------------------------

[Logo] LORD, ABBETT & CO.
       Investment Management
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC                                           LADG-3-796
-----------------------------------------------------------               (9/96)
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203